UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Capital Opportunity Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose to fresh record highs in the spring of 2015, driven by the strengthening economy, a surge in corporate takeover and repurchase activity, and stronger-than-expected earnings in the first quarter. Expectations that the Federal Reserve would defer a long-awaited interest rate increase until later this year also lifted investor sentiment, easing worries that the improving economy would spur the central bank to speed up the timing of its first rate hike since 2006. Stocks subsequently fell from their highs at the end of June as talks between Greece and its creditors broke down and the country inched closer to default. Despite June’s declines, stocks across the capitalization spectrum edged higher in the first six months of 2015. Against this supportive backdrop, the Capital Opportunity Fund rose slightly and outperformed its benchmark and Lipper peer group average of similarly managed funds.

The Capital Opportunity Fund returned 1.94% for the six months ended June 30, 2015, versus the 1.23% return of its benchmark, the S&P 500 Index, and the 0.76% return of its peer group, the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Positive stock picking in the financials and consumer discretionary sectors contributed the most to relative performance. Conversely, adverse stock selection in consumer staples and energy detracted the most from relative returns.

MARKET ENVIRONMENT

The U.S. economy gained traction after an early-year slowdown. Gross domestic product contracted slightly in the first quarter of 2015, but subsequent readings have led most analysts to forecast modestly positive economic growth for this year. The unemployment rate declined to 5.3% in June, a seven-year low, from the 5.7% jobless rate in January. Inflation firmed since early this year but stayed below the Fed’s 2% target, aided by low energy prices and a stronger U.S. dollar, which has made imported goods cheaper for consumers. The housing market recovery picked up after a shaky start this year, with several gauges of new and existing home sales reaching their highest levels since the recession. Meanwhile, the Fed continued to prepare markets for its first hike in short-term rates since 2006. The central bank is widely expected to start raising its benchmark rate from near zero sometime this year, perhaps as early as September, though Fed officials have assured markets that any rate increases will be small and gradual. With interest rates very low, we do not expect a significant impact on the markets from small increases in rates. T. Rowe Price currently forecasts that the U.S. economy will show moderate growth in 2015 and that the Fed will likely raise rates at least once by year-end.

Declining and advancing sectors were evenly split in the S&P 500 Index. The health care sector was the top performer, surging nearly 10% amid strong earnings and revenue growth and a surge in merger and acquisition activity. Consumer discretionary and telecommunication services posted single-digit gains, while information technology and materials added less than 1%. Among decliners, utilities tumbled almost 11% as expectations of tighter Fed policy dampened the appeal of dividend-paying utilities stocks, which are sensitive to rising interest rates. Energy stocks also performed poorly as oil and gas companies struggled with lower prices resulting from an ongoing global supply glut. Industrials and business services, consumer staples, and financials stocks posted more modest declines.

PORTFOLIO REVIEW

The financials sector contributed most to relative performance. While the financials sector in the S&P 500 Index declined over the past six months, our holdings posted a positive return, reflecting our skillful stock selection in this area. Berkshire Hathaway led relative contributors due to our underweight position in this conglomerate headed by renowned investor Warren Buffett. Despite his legendary investing skills and the tremendous wealth he has generated for Berkshire Hathaway shareholders over many years, Buffett is likely nearing the end of his career, and we believe the company will underperform once he ceases to be its chief executive. Moreover, Berkshire Hathaway is faced with slowing growth, fewer capital deployment opportunities, and a relatively expensive stock price. We prefer insurance company XL Group, which contributed to relative returns through our overweight position. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Other financials stocks that contributed significantly to relative performance were JPMorgan Chase and American Express. We have long held a sizable position in JPMorgan, the largest U.S. bank by assets, which ranks among our largest overweight positions versus the S&P 500 Index. JPMorgan shares advanced this year amid better-than-expected earnings and a sense that its legal woes are finally diminishing. Over the past several years, JPMorgan has paid billions of dollars in fines and settlements to resolve regulatory probes in several countries, and Chief Executive Officer Jamie Dimon recently stated that the bank’s legal costs would “normalize” in 2016. We benefited from an underweight position in American Express, whose shares tumbled this year after it announced the end of an exclusive relationship with Costco Wholesale and lost an antitrust case with the U.S. government. Within the credit card space, we are more bullish on payments network operators Visa and MasterCard for their more attractive valuations and stronger growth prospects as consumers worldwide increasingly turn to electronic payments for purchases. Both Visa and MasterCard rank among our largest positions, as seen in the Twenty-Five Largest Holdings table on page 9.

The consumer discretionary sector was the next-largest contributor to relative returns, driven by our overweight position in Netflix, the biggest single contributor to outperformance. Shares of the video-streaming pioneer repeatedly rose to record highs this year and nearly doubled over our reporting period, driven by strong subscriber growth in the U.S. and overseas. Despite the phenomenal performance of Netflix shares, we still see upside as we think the company is in the early stages of a long period of highly profitable growth. Netflix plans to expand to 200 countries by the end of next year, and early signs show that its business model is proving to be as successful overseas as it has been in the U.S. Amazon.com also added relative value. We benefited from an overweight in the online retailer, whose shares climbed roughly 40% aided by a surge in participation in Amazon Prime, its paid membership program, and the disclosure that its cloud computing business, Amazon Web Services, was more lucrative than most analysts expected. In fact, cloud computing represents Amazon’s fastest-growing and most profitable business—welcome news for investors, given that management did not break out numbers for the Web Services unit until this year.

Stock selection proved less helpful in consumer staples, the biggest detractor from relative returns, largely due to our underweight positions in Kraft Foods and Altria, both of which gained over the period. Kraft shares soared in March on news that it will merge with privately owned H.J. Heinz to create one of the world’s biggest food and beverage companies. We owned a small position in Kraft, so we failed to capture the full benefit of the rally after the merger announcement. Longer term, we prefer Mondelez International, the global snacks company created in 2012 when Kraft spun off its North American grocery business. Similarly, our modest position in Altria detracted from relative returns as its shares strengthened this year. We are guarded about Altria’s long-term outlook in light of falling U.S. tobacco consumption, though the company has offset the declines for now by increasing cigarette prices and cutting costs. We prefer tobacco company Philip Morris International, which Altria spun off in 2008, as it earns all its revenue outside the U.S., where tobacco consumption remains strong.

Energy detracted modestly from relative performance as adverse stock selection was mitigated by a small underweight allocation to the sector, the second-biggest decliner in the S&P 500. We added value with our positioning in Chevron and Marathon Petroleum. Chevron is among our biggest underweight positions versus the index due to our concerns about the company’s relatively high oil exposure and aggressive capital spending plans at a time when much of the industry is struggling. Chevron’s shares declined sharply this year. Our overweight in Marathon Petroleum helped relative returns. Like many domestic refiners, Marathon has profited from plunging crude oil prices, which has lowered the cost of the oil it processes into gasoline, diesel, and other fuel products. Marathon shares returned about 17% over the period, and we pared our position after the strong performance. Our weak stock selection in energy primarily resulted from underweight positions in midstream and refining companies, particularly Williams Companies, Philips 66, and Valero Energy—all of which posted double-digit returns.

OUTLOOK

The U.S. stock market’s extraordinarily strong run since the spring of 2009 has tempered our expectations for continued gains in the near term. Corporate earnings are forecast to increase slightly in 2015, but revenue is expected to decline due to energy sector weakness. The onset of interest rate hikes after more than six years of near-zero rates will likely raise borrowing costs and introduce greater uncertainty for many businesses. Finally, stock prices have become increasingly expensive, with valuation metrics for most sectors exceeding their long-term historical averages. Against this backdrop of subdued earnings growth, rising rates, and elevated valuations, we believe that stock returns will be more muted.

Outside the U.S., other risks abound. As of this writing, Greece narrowly averted a disorderly exit from the euro with a new bailout package, but its longer-term future in the currency zone remains uncertain. Greece’s systemic importance to the euro, however, has significantly diminished over the years, and we believe that the risk of contagion for other European countries due to a “Grexit” would be fairly limited. Meanwhile, officials in China recently took steps to halt a month-long stock market selloff that threatened to destabilize the country’s already-slowing economy and raised doubts about the government’s commitment to reform. While we consider macroeconomic events in the course of monitoring portfolio risks, having neutral sector weights versus our benchmark helps us mitigate risks due to large moves in any one sector.

The Fed is expected to raise short-term rates as early as September, an event that has unsettled investors and could spur increased volatility in the stock market. While volatility typically brings more downside in the near term, it also provides long-term investors a good opportunity to buy high-quality companies at cheaper prices. We are optimistic that the normalization of monetary policy could mark a return to an environment in which corporate fundamentals, rather than Fed policy, become the dominant drivers of the stock market. This kind of fundamentals-driven environment plays into T. Rowe Price’s longstanding strengths in individual company research and stock selection, and we believe that it positions your fund for good performance over the long term. Regardless of the stock market’s performance, we remain committed to our investment strategy, which relies on fundamental research to identify favorable investment opportunities in each sector of the S&P 500 while keeping sector weights close to those in the index.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Ann M. Holcomb
Jason B. Polun

Eric L. Veiel
Co-portfolio managers of the fund

July 15, 2015

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: Tracks the stocks of 500 mostly large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Apple	3.5%
Microsoft	2.4
ExxonMobil	2.0
JPMorgan Chase	2.0
GE	1.8
Google	1.8
Citigroup	1.6
Johnson & Johnson	1.3
Facebook	1.2
Boeing	1.2
Bank of America	1.2
Allergan	1.2
Amazon.com	1.1
MasterCard	1.1
Visa	1.1
PepsiCo	1.1
Gilead Sciences	1.1
Qualcomm	1.0
Walt Disney	1.0
Comcast	1.0
Procter & Gamble	1.0
Wells Fargo	0.9
Danaher	0.9
Philip Morris International	0.9
Mondelez International	0.8
Total	34.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/15

Best Contributors		Worst Contributors	
Apple	12¢	Columbia Pipeline*	-8¢
NiSource	10	ExxonMobil	-5
Amazon.com	8	Qualcomm	-4
Netflix	6	American Airlines	-4
Gilead Sciences	5	Procter & Gamble	-4
JPMorgan Chase	4	Applied Materials	-3
Walt Disney	4	Twenty-First Century Fox	-2
Starbucks	4	Seagate Technology	-2
Aetna	3	Western Digital	-2
Broadcom	3	Micron Technology*	-2
Total	59¢	Total	-36¢

12 Months Ended 6/30/15

Best Contributors		Worst Contributors	
Apple	27¢	Columbia Pipeline*	-8¢
NiSource	10	ExxonMobil	-8
JPMorgan Chase	8	Qualcomm	-5
Gilead Sciences	8	Schlumberger**	-5
Visa	8	Apache	-5
Amazon.com	7	Chevron	-4
UnitedHealth Group	6	Google	-4
Walt Disney	6	Pioneer Natural Resources	-4
Facebook	6	NRG Energy**	-3
Citigroup	5	Anadarko Petroleum	-3
Total	91¢	Total	-49¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 23.17	$ 21.72	$ 16.52	$ 14.44	$ 14.42	$ 12.88
Investment activities						
Net investment income[1]	0.20	0.25	0.23	0.24	0.17	0.16
Net realized and unrealized gain / loss	0.25	2.36	5.17	2.07	0.01	1.55
Total from investment activities	0.45	2.61	5.40	2.31	0.18	1.71
Distributions						
Net investment income	–	(0.26)	(0.20)	(0.23)	(0.16)	(0.17)
Net realized gain	–	(0.90)	–	–	–	–
Total distributions	–	(1.16)	(0.20)	(0.23)	(0.16)	(0.17)
NET ASSET VALUE						
End of period	**$ 23.62**	**$ 23.17**	**$ 21.72**	**$ 16.52**	**$ 14.44**	**$ 14.42**

Ratios/Supplemental Data

Total return[2]	**1.94%**	**12.21%**	**32.73%**	**15.99%**	**1.29%**	**13.30%**
Ratio of total expenses to average net assets	0.70%[3]	0.70%	0.71%	0.75%	0.77%	0.74%
Ratio of net investment income to average net assets	1.66%[3]	1.09%	1.19%	1.48%	1.17%	1.19%
Portfolio turnover rate	19.4%	37.2%	30.9%	34.9%	36.6%	37.6%
Net assets, end of period (in thousands)	$ 617,583	$ 678,052	$ 604,624	$ 393,889	$ 283,003	$ 257,242

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 23.10	$ 21.66	$ 16.48	$ 14.40	$ 14.37	$ 12.83
Investment activities						
Net investment income[1]	0.16	0.18	0.17	0.18	0.12	0.11
Net realized and unrealized gain / loss	0.25	2.36	5.15	2.08	0.01	1.55
Total from investment activities	0.41	2.54	5.32	2.26	0.13	1.66
Distributions						
Net investment income	–	(0.20)	(0.14)	(0.18)	(0.10)	(0.12)
Net realized gain	–	(0.90)	–	–	–	–
Total distributions	–	(1.10)	(0.14)	(0.18)	(0.10)	(0.12)
NET ASSET VALUE						
End of period	**$ 23.51**	**$ 23.10**	**$ 21.66**	**$ 16.48**	**$ 14.40**	**$ 14.37**

Ratios/Supplemental Data

Total return[2]	**1.77%**	**11.91%**	**32.31%**	**15.69%**	**0.93%**	**12.96%**
Ratio of total expenses to average net assets	0.99%[3]	0.99%	1.02%	1.08%	1.10%	1.10%
Ratio of net investment income to average net assets	1.34%[3]	0.80%	0.87%	1.13%	0.81%	0.84%
Portfolio turnover rate	19.4%	37.2%	30.9%	34.9%	36.6%	37.6%
Net assets, end of period (in thousands)	$ 9,697	$ 9,863	$ 6,481	$ 6,002	$ 5,218	$ 9,246

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 23.10	$ 21.65	$ 16.48	$ 14.44	$ 14.43	$ 12.88
Investment activities						
Net investment income[1]	0.12	0.11	0.11	0.17[2]	0.08[2]	0.08
Net realized and unrealized gain / loss	0.26	2.36	5.14	2.05	0.01	1.55
Total from investment activities	0.38	2.47	5.25	2.22	0.09	1.63
Distributions						
Net investment income	–	(0.12)	(0.08)	(0.18)	(0.08)	(0.08)
Net realized gain	–	(0.90)	–	–	–	–
Total distributions	–	(1.02)	(0.08)	(0.18)	(0.08)	(0.08)
NET ASSET VALUE						
End of period	**$ 23.48**	**$ 23.10**	**$ 21.65**	**$ 16.48**	**$ 14.44**	**$ 14.43**

Ratios/Supplemental Data

Total return[3]	**1.65%**	**11.58%**	**31.87%**	**15.37%[2]**	**0.64%[2]**	**12.67%**
Ratio of total expenses to average net assets	1.26%[4]	1.29%	1.35%	1.35%[2]	1.35%[2]	1.35%
Ratio of net investment income to average net assets	1.08%[4]	0.51%	0.55%	1.02%[2]	0.58%[2]	0.61%
Portfolio turnover rate	19.4%	37.2%	30.9%	34.9%	36.6%	37.6%
Net assets, end of period (in thousands)	$ 8,831	$ 9,004	$ 8,509	$ 5,216	$ 1,029	$ 1,168

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 12.5%		
Auto Components 0.6%		
Borg-Warner	22,400	1,273
Johnson Controls	45,100	2,234
		3,507
Automobiles 0.3%		
Harley-Davidson	28,500	1,606
		1,606
Hotels, Restaurants & Leisure 1.8%		
Carnival	14,700	726
Chipotle Mexican Grill (1)	1,000	605
Hilton Worldwide Holdings (1)	55,600	1,532
McDonald's	24,700	2,348
MGM Resorts International (1)	36,200	661
Norwegian Cruise Line Holdings (1)	14,500	812
Starbucks	73,800	3,957
Wynn Resorts	1,400	138
Yum! Brands	4,300	387
		11,166
Household Durables 0.1%		
Lennar, Class A	17,200	878
		878
Internet & Catalog Retail 2.1%		
Amazon.com (1)	16,800	7,293
Netflix (1)	3,400	2,233
Priceline (1)	3,410	3,926
		13,452
Leisure Products 0.3%		
Mattel	80,300	2,063
		2,063

Under Armour (1)	8,100	676
		5,957
Total Consumer Discretionary		79,563
CONSUMER STAPLES 9.0%		
Beverages 2.3%		
Coca-Cola	103,880	4,076
Coca-Cola Enterprises	54,700	2,376
Dr Pepper Snapple	19,700	1,436
PepsiCo	72,650	6,781
		14,669
Food & Staples Retailing 2.1%		
Costco Wholesale	21,300	2,877
CVS Health	16,339	1,714
Rite Aid (1)	103,600	865
Sysco	28,700	1,036
Wal-Mart	42,260	2,997
Walgreens Boots Alliance	33,800	2,854
Whole Foods Market	29,400	1,159
		13,502
Food Products 2.0%		
Archer-Daniels-Midland	19,500	940
Bunge Limited	12,700	1,115
ConAgra	46,000	2,011
Kellogg	22,700	1,423
Keurig Green Mountain	16,500	1,264
Kraft Foods	10,000	852
Mondelez International	124,087	5,105
		12,710
Household Products 1.1%		
Colgate-Palmolive	13,470	881

Procter & Gamble	78,190	6,118
		6,999
Personal Products 0.2%		
Estee Lauder, Class A	15,000	1,300
		1,300
Tobacco 1.3%		
Altria Group	49,400	2,416
Philip Morris International	71,010	5,693
		8,109
Total Consumer Staples		57,289
ENERGY 6.7%		
Energy Equipment & Services 0.8%		
Halliburton	62,300	2,683
Helmerich & Payne	11,600	817
National Oilwell Varco	20,900	1,009
Noble	40,700	626
		5,135
Oil, Gas & Consumable Fuels 5.9%		
Anadarko Petroleum	20,100	1,569
Apache	27,000	1,556
Canadian Natural Resources	76,000	2,064
Chevron	31,172	3,007
Cimarex Energy	7,200	794
Concho Resources (1)	4,900	558
ConocoPhillips	12,200	749
CONSOL Energy	10,100	220
Continental Resources (1)	9,000	382
Devon Energy	4,700	280
EOG Resources	16,500	1,445
EQT	12,000	976

Exxon Mobil Corporation	151,239	12,583
Hess	20,400	1,364
Marathon Petroleum	43,000	2,249
Occidental Petroleum	34,360	2,672
Phillips 66	7,210	581
Pioneer Natural Resources	8,400	1,165
Range Resources	14,500	716
Spectra Energy	35,400	1,154
Total, ADR	12,900	634
WPX Energy (1)	51,533	633
		37,351
Total Energy		42,486
FINANCIALS 15.8%		
Banks 6.1%		
Bank of America	431,961	7,352
Citigroup	180,090	9,948
Comerica	3,400	175
JPMorgan Chase	185,100	12,542
M&T Bank	21,800	2,724
Wells Fargo	102,459	5,762
		38,503
Capital Markets 3.3%		
Ameriprise Financial	16,500	2,061
Bank of New York Mellon	45,800	1,922
BlackRock	5,200	1,799
E*TRADE Financial (1)	31,600	947
Goldman Sachs	5,400	1,128
LPL Financial Holdings	17,000	790
Morgan Stanley	111,200	4,314
Northern Trust	30,400	2,324
Och-Ziff Capital Management, Partnership	47,200	577

State Street	55,100	4,243
TD Ameritrade Holding	25,700	946
		21,051
Consumer Finance 0.6%		
Ally Financial (1)	56,700	1,272
American Express	6,800	528
Discover Financial	40,500	2,334
		4,134
Diversified Financial Services 1.1%		
Berkshire Hathaway, Class B (1)	21,170	2,881
CME Group	15,600	1,452
Intercontinental Exchange	8,800	1,968
McGraw Hill Financial	5,400	542
		6,843
Insurance 2.2%		
CNA Financial	35,600	1,360
FNF	22,100	818
Genworth Financial, Class A (1)	13,900	105
Loews	18,400	709
Marsh & McLennan	54,200	3,073
MetLife	68,600	3,841
XL Group	106,589	3,965
		13,871
Real Estate Investment Trusts 2.5%		
American Tower, REIT	32,717	3,052
AvalonBay Communities, REIT	13,200	2,110
Crown Castle International, REIT	11,500	923
Federal Realty Investment Trust, REIT	8,100	1,038
General Growth Properties, REIT	17,400	447
Iron Mountain, REIT	26,360	817
Public Storage, REIT	5,000	922

Simon Property Group, REIT	19,520	3,377
SL Green Realty, REIT	6,600	725
Vornado Realty Trust, REIT	18,300	1,737
Weyerhaeuser, REIT	28,112	886
		16,034
Total Financials		100,436
HEALTH CARE 15.5%		
Biotechnology 3.3%		
Alexion Pharmaceuticals (1)	13,600	2,459
Amgen	15,400	2,364
Biogen (1)	9,300	3,757
Celgene (1)	18,100	2,095
Gilead Sciences	57,320	6,711
Incyte (1)	5,400	563
Regeneron Pharmaceuticals (1)	3,100	1,581
United Therapeutics (1)	2,100	365
Vertex Pharmaceuticals (1)	11,600	1,432
		21,327
Health Care Equipment & Supplies 2.1%		
Abbott Laboratories	59,300	2,910
Becton, Dickinson & Company	16,100	2,281
Intuitive Surgical (1)	3,000	1,453
Medtronic	50,198	3,720
St. Jude Medical	5,900	431
Stryker	24,200	2,313
		13,108
Health Care Providers & Services 3.2%		
Aetna	23,100	2,944
Anthem	18,900	3,102
Cigna	24,200	3,921

DaVita HealthCare Partners (1)	12,900	1,025
HCA Holdings (1)	13,600	1,234
Humana	9,300	1,779
McKesson	12,400	2,788
UnitedHealth Group	27,600	3,367
		20,160
Life Sciences Tools & Services 0.6%		
Agilent Technologies	32,900	1,269
Thermo Fisher Scientific	19,200	2,492
		3,761
Pharmaceuticals 6.3%		
AbbVie	58,700	3,944
Allergan (1)	24,197	7,343
Bristol-Myers Squibb	71,400	4,751
Eli Lilly	52,100	4,350
Johnson & Johnson	82,200	8,011
Mallinckrodt (1)	4,300	506
Merck	71,394	4,065
Pfizer	119,392	4,003
Shire, ADR	9,700	2,342
Zoetis	17,200	829
		40,144
Total Health Care		98,500
INDUSTRIALS & BUSINESS SERVICES 10.4%		
Aerospace & Defense 2.6%		
Boeing	55,500	7,699
Honeywell International	9,800	999
Precision Castparts	6,800	1,359
Textron	67,000	2,990

United Technologies	29,700	3,295
		16,342
Air Freight & Logistics 0.6%		
FedEx	21,700	3,698
UPS, Class B	4,800	465
		4,163
Airlines 1.1%		
American Airlines	73,600	2,939
Delta Air Lines	63,600	2,613
United Continental (1)	26,400	1,399
		6,951
Building Products 0.1%		
Allegion	15,900	956
		956
Commercial Services & Supplies 0.5%		
Tyco International	78,100	3,005
		3,005
Electrical Equipment 0.5%		
Hubbell, Class B	11,600	1,256
Sensata Technologies Holding (1)	37,600	1,983
		3,239
Industrial Conglomerates 3.3%		
3M	19,900	3,071
Danaher	66,600	5,700
GE	423,300	11,247
Roper Technologies	5,400	931
		20,949
Machinery 1.2%		
Caterpillar	7,200	611

Dover	3,000	211
Flowserve	51,200	2,696
Ingersoll-Rand	21,700	1,463
Pentair	24,700	1,698
Stanley Black & Decker	7,500	789
		7,468
Professional Services 0.2%		
Equifax	16,300	1,583
		1,583
Road & Rail 0.3%		
Canadian Pacific Railway	10,900	1,747
		1,747
Total Industrials & Business Services		66,403
INFORMATION TECHNOLOGY 20.6%		
Communications Equipment 1.6%		
Cisco Systems	142,300	3,908
QUALCOMM	101,500	6,357
		10,265
Electronic Equipment, Instruments & Components 0.4%		
Amphenol, Class A	23,300	1,351
Keysight Technologies (1)	16,350	510
Trimble Navigation (1)	31,600	741
		2,602
Internet Software & Services 4.1%		
Akamai Technologies (1)	8,200	573
eBay (1)	22,700	1,367
Facebook (1)	91,500	7,848
Google, Class A (1)	9,950	5,373
Google, Class C	11,282	5,872

LinkedIn (1)	3,600	744
Rackspace Hosting (1)	30,200	1,123
VeriSign (1)	16,300	1,006
Yahoo! (1)	56,400	2,216
		26,122
IT Services 3.9%		
Accenture, Class A	24,930	2,413
Automatic Data Processing	25,050	2,010
Cognizant Technology Solutions (1)	21,700	1,325
Fidelity National Information	24,300	1,502
IBM	23,300	3,790
MasterCard, Class A	76,100	7,114
Visa, Class A	103,100	6,923
		25,077
Semiconductor & Semiconductor Equipment 2.4%		
Applied Materials	240,700	4,626
Broadcom, Class A	21,100	1,087
Intel	98,400	2,993
Lam Research	40,300	3,278
Microchip Technology	24,500	1,162
Micron Technology (1)	54,000	1,017
Texas Instruments	17,700	912
		15,075
Software 3.9%		
Microsoft	343,900	15,183
Oracle	82,200	3,313
Red Hat (1)	40,300	3,060
Salesforce.com (1)	47,300	3,293
		24,849
Technology Hardware, Storage & Peripherals 4.3%		
Apple	176,800	22,175

EMC	36,100	953
SanDisk	7,500	437
Seagate Technology	44,600	2,118
Western Digital	17,900	1,404
		27,087
Total Information Technology		131,077
MATERIALS 3.8%		
Chemicals 2.6%		
Airgas	15,900	1,682
Ashland	15,800	1,926
Celanese, Series A	33,300	2,394
Ecolab	19,000	2,148
Monsanto	22,700	2,420
Praxair	13,400	1,602
RPM	34,400	1,684
Sherwin-Williams	7,300	2,008
Syngenta, ADR	5,900	481
		16,345
Construction Materials 0.6%		
Martin Marietta Materials	10,700	1,514
Vulcan Materials	29,000	2,434
		3,948
Containers & Packaging 0.1%		
Ball	12,200	856
		856
Metals & Mining 0.3%		
Alcoa	61,800	689
Franco-Nevada	7,700	367
Freeport-McMoRan	14,788	275

Nucor	16,700	736
		2,067
Paper & Forest Products 0.2%		
International Paper	25,100	1,195
		1,195
Total Materials		24,411
TELECOMMUNICATION SERVICES 1.7%		
Diversified Telecommunication Services 1.3%		
AT&T	101,157	3,593
Verizon Communications	104,900	4,889
		8,482
Wireless Telecommunication Services 0.4%		
T-Mobile US (1)	57,300	2,222
		2,222
Total Telecommunication Services		10,704
UTILITIES 3.4%		
Electric Utilities 1.5%		
American Electric Power	46,000	2,436
Edison International	24,000	1,334
Exelon	71,200	2,237
FirstEnergy	101,806	3,314
		9,321
Independent Power & Renewable Electricity Producers 0.2%		
AES	91,300	1,211
		1,211
Multi-Utilities 1.7%		
CMS Energy	37,900	1,207

Dominion Resources	20,200	1,351
DTE Energy	23,100	1,724
NiSource (1)(5)	82,000	3,738
PG&E	58,800	2,887
		10,907
Total Utilities		21,439
Total Common Stocks (Cost $420,334)		632,308
SHORT-TERM INVESTMENTS 0.2%		
Money Market Funds 0.1%		
T. Rowe Price Government Reserve Investment Fund, 0.06% (2)(3)	841,437	842
		842
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.03%, 7/9/15 (4)	50,000	50
U.S. Treasury Bills, 0.06%, 7/9/15 (4)	200,000	200
		250
Total Short-Term Investments (Cost $1,092)		1,092
Total Investments in Securities 99.6% of Net Assets (Cost $421,426)		**$ 633,400**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Companies
(4) At June 30, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5) When-issued security.
ADR American Depository Receipts
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/15
Investment Income (Loss)		
Dividend income		$ 8,097
Expenses		
Investment management		1,687
Shareholder servicing		
Investor Class	$ 490	
Advisor Class	9	
R Class	9	508
Rule 12b-1 fees		
Advisor Class	13	
R Class	21	34
Prospectus and shareholder reports		
Investor Class	17	
Advisor Class	1	18
Custody and accounting		117
Registration		47
Legal and audit		13
Directors		2
Miscellaneous		8
Total expenses		2,434
Net investment income		5,663
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		35,570
Futures		93
Net realized gain		35,663
Change in net unrealized gain / loss		
Securities		(26,583)
Futures		(59)
When-issued sales commitments		12
Change in net unrealized gain / loss		(26,630)
Net realized and unrealized gain / loss		9,033
INCREASE IN NET ASSETS FROM OPERATIONS		$ 14,696

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,663	$ 7,080
Net realized gain	35,663	41,146
Change in net unrealized gain / loss	(26,630)	28,027
Increase in net assets from operations	14,696	76,253
Distributions to shareholders		
Net investment income		
Investor Class	–	(7,315)
Advisor Class	–	(81)
R Class	–	(44)
Net realized gain		
Investor Class	–	(25,320)
Advisor Class	–	(367)
R Class	–	(334)
Decrease in net assets from distributions	–	(33,461)
Capital share transactions*		
Shares sold		
Investor Class	73,657	119,594
Advisor Class	2,128	3,197
R Class	1,350	1,632
Distributions reinvested		
Investor Class	–	26,867
Advisor Class	–	444
R Class	–	378
Shares redeemed		
Investor Class	(148,512)	(114,672)
Advisor Class	(2,500)	(836)
R Class	(1,627)	(2,091)
Increase (decrease) in net assets from capital share transactions	(75,504)	34,513
Net Assets		
Increase (decrease) during period	(60,808)	77,305
Beginning of period	696,919	619,614
End of period	**$ 636,111**	**$ 696,919**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund–R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the six months ended June 30, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2015, the fund held equity futures with cumulative unrealized loss of $38,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2015, the fund recognized $93,000 of realized gain on Futures and a $(59,000) change in unrealized gain/ loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2015, securities valued at $173,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient mean of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $131,326,000 and $203,624,000, respectively, for the six months ended June 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $428,496,000. Net unrealized gain aggregated $204,878,000 at period-end, of which $220,115,000 related to appreciated investments and $15,237,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

The R Class is also subject to a contractual expense limitation through April 30, 2016. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.35%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than April 30, 2018. At June 30, 2015, there were no amounts subject to repayment. For the six months ended June 30, 2015, the R Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $116,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,227,569 shares of the Investor class, representing 5% of the fund’s net assets.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2015, the fund incurred $1,000 in interest expense related to outstanding borrowings on 1 days in the average amount of $19,300,000 and at an average annual rate of 1.14%. At June 30, 2015, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation with respect to the R Class). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was at or below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015